Rule 497(e)

Registration Nos. 333-171759 and 811-22519

FIRST TRUST EXCHANGE-TRADED ALPHADEX® FUND II

(the “Trust”)

First Trust Brazil AlphaDEX® Fund

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED June 10, 2025

On June 9, 2025, the Board of Trustees of the Trust (the “Board”) voted to terminate and liquidate the Fund pursuant to a Plan of Liquidation and Termination (the “Plan”) approved by the Board. The Board has determined that the termination and liquidation of the Fund is in the best interests of the Fund. Please note that trading in Fund shares on Nasdaq, Inc. (“Nasdaq”) will be halted effective as of the close of business on July 11th, 2025, and the Fund will be liquidated as a series of the Trust on or around July 18th, 2025 (the “Liquidation Date”). You may sell your shares of the Fund on Nasdaq until the end of the trading day on July 11th, 2025. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new creation purchases effective as of the close of business on July 11th, 2025.

Any shareholder holding shares in the Fund as of July 17th, 2025 will receive a cash redemption amount representing his or her proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

To prepare for the termination and liquidation of the Fund, the Fund’s portfolio managers may increase the Fund’s assets held in cash and similar instruments. As a result, on or around July 11th, 2025, the Fund is expected to deviate from its stated investment strategies and policies and will no longer be managed to meet its investment objective.

If you have additional questions, please call (800) 621-1675.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE